CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this accompanying Quarterly Report of Tech Laboratories, Inc. (the "Company") on Form 10-QSB for the quarter ending March 31, 2005, , I, Bernard Ciongoli, Chief Executive Officer and Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) Such Quarterly Report on Form 10-QSB for the period ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Quarterly Report on Form 10-QSB for the period ended March 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Tech Laboratories, Inc.


/s/ Bernard Ciongoli
--------------------
Bernard Ciongoli
Chief Executive Officer
Chief Financial Officer